Subsequent events	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Subsequent Events
Subsequent Events

13. Subsequent Events

New commodity derivative contracts

After March 31, 2023, the Company entered into the following derivative contracts to hedge additional amounts of estimated future production:

	2023				2024	2025
	Second	Third	Fourth
	Quarter	Quarter	Quarter	Total	Total	Total
Collar (oil)
Volume (Bbl)	18,648	48,618	29,304	96,570	486,846	—
Weighted-average floor price ($/Bbl)	$61.50	$61.50	$61.50	$61.50	$58.63	$—
Weighted-average ceiling price ($/Bbl)	$81.60	$81.60	$81.60	$81.60	$78.13	$—
Collar (natural gas)
Volume (Mcf)	—	—	16,650	16,650	1,768,896	766,566
Weighted-average floor price ($/Mcf)	$—	$—	$3.04	$3.04	$3.24	$3.68
Weighted-average ceiling price ($/Mcf)	$—	$—	$4.63	$4.63	$4.89	$5.45
Swaps (natural gas)
Volume (Mcf)	1,058,940	950,382	297,036	2,306,358	—	—
Weighted-average price ($/Mcf)	$3.25	$3.25	$3.25	$3.25	$—	$—

14. Subsequent Events

On February 21, 2023, our Board of Directors declared a cash dividend of $0.11 per share for the first quarter of 2023. A dividend payment of $14.6 million was paid on March 15, 2023 to stockholders of record as of March 1, 2023.

During the first quarter of 2023, the Company acquired oil and natural gas properties in the DJ Basin and Permian Basin for $17.9 million and $6.9 million, respectively.

From January 1, 2023 to March 22, 2023, the Company repurchased 222,498 shares under the share repurchase program at an aggregate cost of $1.4 million.

Unaudited Supplementary Data

Capitalized Costs

	December 31,
(in thousands)	2022	2021
Oil and natural gas properties:
Proved	$996,573	$702,141
Unproved	32,089	25,406
Less: accumulated depletion	(383,673)	(278,773)
Net capitalized costs for oil and natural gas properties	$644,989	$448,774

Costs Incurred for Oil and Natural Gas Producing Activities

	December 31,
(in thousands)	2022	2021	2020
Property acquisition costs:
Proved	$26,218	$42,569	$18,059
Unproved	22,973	40,598	—
Development costs	256,664	103,918	99,188
Total costs incurred for oil and natural gas properties	$305,855	$187,085	$117,247

Oil and Natural Gas Reserves and Related Financial Data

Information with respect to the Company’s oil and natural gas producing activities is presented in the following tables. Reserve quantities, as well as certain information regarding future production and discounted cash flows, were determined by independent third-party reserve engineers, based on information provided by the Company.

Prices presented in the table below are the trailing 12 month simple average spot price at the first of the month for natural gas at Henry Hub and West Texas Intermediate crude oil at Cushing, Oklahoma, prior to adjustments for location, grade and quality.

	December 31,
	2022	2021	2020
Prices utilized in the reserve estimates before adjustments:
Oil per Bbl	$94.14	$66.55	$39.54
Natural gas per Mcf	6.36	3.60	1.99

The following tables present the Company’s third-party independent reserve engineers estimates of its proved developed and undeveloped oil and natural gas reserves. The Company emphasized that reserves are approximations and are expected to change as additional information becomes available. Reservoir engineering is a subjective process of estimating underground accumulations of crude oil and natural gas that cannot be measured in an exact way, and the accuracy of any reserve estimate is a function of the quality of the available data and of engineering and geological interpretation and judgment.

	Oil	Natural Gas
	(MBbl)	(MMcf)	MBoe
Proved developed and undeveloped reserves at December 31, 2019	16,507	116,748	35,967
Revisions of previous estimates	(3,567)	(42,947)	(10,726)
Extensions and discoveries	1,429	2,834	1,900
Divestiture of reserves	(65)	(95)	(81)
Acquisition of reserves	4,053	8,677	5,499
Production	(1,895)	(10,294)	(3,611)
Proved developed and undeveloped reserves at December 31, 2020	16,462	74,923	28,948
Revisions of previous estimates	651	18,964	3,814
Extensions and discoveries	2,543	9,420	4,113
Divestiture of reserves	(1,098)	(2,353)	(1,491)
Acquisition of reserves	7,673	39,254	14,216
Production	(3,413)	(14,861)	(5,890)
Proved developed and undeveloped reserves at December 31, 2021	22,818	125,347	43,710
Revisions of previous estimates	(456)	6,225	581
Extensions and discoveries	3,690	27,126	8,211
Divestiture of reserves	—	—	—
Acquisition of reserves	3,098	12,892	5,247
Production	(3,656)	(21,351)	(7,215)
Proved developed and undeveloped reserves at December 31, 2022	25,494	150,239	50,534

	Oil	Natural Gas
	(MBbl)	(MMcf)	MBoe
Proved developed reserves:
December 31, 2019	9,504	40,702	16,288
December 31, 2020	10,053	36,585	16,150
December 31, 2021	11,658	54,257	20,702
December 31, 2022	15,714	91,034	30,886
Proved undeveloped reserves:
December 31, 2019	7,003	76,046	19,679
December 31, 2020	6,409	38,338	12,798
December 31, 2021	11,160	71,090	23,008
December 31, 2022	9,780	59,205	19,648

Notable changes in proved reserves for the year ended December 31, 2022 included the following:

•

Revisions of previous estimates. In 2022, revisions of previous estimates increased proved developed and undeveloped reserves by approximately 581 MBoe. The increase was primarily driven by higher oil and natural gas prices. The Company’s proved reserves at December 31, 2022 were determined using the SEC prices of $94.14 per Bbl of oil and $6.36 per MMBtu of natural gas, as compared to corresponding prices of $66.55 per Bbl of oil and $3.60 per MMBtu of natural gas at December 31, 2021. This increase was partially offset by negative revisions of 1,270 MBoe related to the removal of undeveloped drilling locations as they were no longer expected to be developed within five years of their initial recognition.

•

Extensions and discoveries. In 2022, total extensions and discoveries of 8,211 MBoe were primarily attributable to successful drilling in the Permian and Eagle Ford Basins. Proved developed reserves increased approximately 699 MBoe due to the Company’s drilling activity in 2022, and 7,512 MBoe as a result of new proved undeveloped locations added.

•	Acquisitions of reserves. In 2022, total acquisitions of reserves of 5,247 MBoe were primarily attributable to the acquisitions of oil and natural gas properties in the Permian Basin (see Note 5).

Notable changes in proved reserves for the year ended December 31, 2021 included the following:

•

Revisions of previous estimates. In 2021, revisions of previous estimates increased proved developed and undeveloped reserves by a net amount of 3,814 MBoe. The upward revision in reserves was due to a combination of higher crude oil prices and favorable adjustments attributable to well performance, increasing reserves by 2,636 MBoe and 1,178 MBoe, respectively.

•

Extensions and discoveries. In 2021, total extensions and discoveries of 4,113 MBoe were primarily attributable to successful drilling in the Bakken, Eagle Ford and Permian Basins as well as the addition of proved undeveloped locations. Included in these extensions and discoveries were 354 MBoe as a result of successful drilling in the Bakken, Eagle Ford and Permian Basins and 3,759 MBoe as a result of additional proved undeveloped locations.

•	Divestiture of reserves. In 2021, divestiture of reserves of 1,491 MBoe were primarily attributable to the sale of oil and natural gas properties in the Permian Basin (see Note 5).
•

Acquisition of reserves. In 2021, acquisition of reserves of 14,216 MBoe were primarily attributable to acquisitions of oil and natural gas properties in the Permian, Bakken and DJ Basins (see Note 5).

Notable changes in proved reserves for the year ended December 31, 2020 included the following:

•

Revisions of previous estimates. In 2020, revisions of previous estimates decreased proved developed and undeveloped reserves by a net amount of 10,726 MBoe. The downward revision in reserves was due to a combination of unfavorable adjustments attributable to well performance and lower crude oil prices, reducing reserves by 6,908 MBoe and 3,818 MBoe, respectively.

•

Extensions and discoveries. In 2020, total extensions and discoveries of 1,900 MBoe were primarily attributable to successful drilling in the Permian Basin as well as the addition of proved undeveloped locations. Included in these extensions and discoveries were 637 MBoe as a result of successful drilling in the Permian Basin and 1,263 MBoe as a result of additional proved undeveloped locations.

•	Divestiture of reserves. In 2020, divestiture of reserves of 81 MBoe were primarily attributable to the sale of oil and natural gas properties in the Bakken Basin.
•

Acquisition of reserves. In 2020, divestiture of reserves of 5,499 MBoe were primarily attributable acquisitions of oil and natural gas properties in the Eagle Ford, Permian and Bakken Basins (see Note 5).

Proved reserves are estimated quantities of crude oil and natural gas, which geological and engineering data indicates with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are proved reserved that can be expected to be recovered through existing wells with existing equipment and operating methods. Proved undeveloped reserves are included for reserves for which there is a high degree of confidence in their recoverability and they are scheduled to be drilled within the next five years.

Standardized Measure of Discounted Future Net Cash Inflows and Changes Therein

Future oil and natural gas sales, production and development costs have been estimated using prices and costs in effect at the end of the years included, as required by ASC 932. ASC 932 requires that net cash flow amounts be discounted at 10%. Future production and development costs are computed by estimating the expenditures to be incurred in developing and producing our oil and natural gas reserves and for asset retirement obligations, assuming continuation of existing economic conditions. Future income tax expenses are computed by applying the appropriate period-end statutory tax rates to the future pretax net cash flow relating to our proved oil and natural gas reserves, less the tax basis of the related properties and tax credits and loss carry forwards relating to crude oil and natural gas producing activities. The future income tax expenses do not give effect to tax credits, allowances, or the impact of general and administrative costs of ongoing operations relating to the Company’s proved oil and natural gas reserves.

The projections should not be viewed as realistic estimates of future cash flows, nor should the “standardized measure” be interpreted as representing current value to the Company. Material revisions to estimates of proved reserves may occur in the future;

development and production of reserves may not occur in the period assumed; actual prices realized are expected to vary significantly from those used and actual costs may vary.

The following table sets forth the standardized measure of discounted future net cash flows attributable to the Company’s proved oil and natural gas reserves at December 31, 2022, 2021 and 2020:

	December 31,
(in thousands)	2022	2021	2020
Future cash inflows	$3,572,271	$2,007,425	$713,424
Future production costs	(755,059)	(566,113)	(271,652)
Future development costs	(249,659)	(223,037)	(115,551)
Future income tax expense	(533,328)	(6,223)	(2,633)
Future net cash flows	2,034,225	1,212,052	323,588
10% discount for estimated timing of cash flows	(798,299)	(437,701)	(128,005)
Standardized measure of discounted future net cash flows	$1,235,926	$774,351	$195,583

A summary of the changes in the standardized measure of discounted future net cash flows attributable to the Company’s proved reserves are as follow:

	December 31,
(in thousands)	2022	2021	2020
Balance, beginning of period	$774,351	$195,583	$310,294
Sales of oil and natural gas produced, net of production costs	(422,120)	(245,794)	(60,037)
Extensions and discoveries	239,173	58,023	14,575
Previously estimated development cost incurred during the period	93,895	22,042	30,668
Net change of prices and production costs	671,556	332,625	(124,290)
Change in future development costs	(6,186)	(3,833)	15,054
Revisions of quantity and timing estimates	44,022	50,158	(69,623)
Accretion of discount	77,823	19,714	31,190
Change in income taxes	(319,318)	(2,315)	40
Acquisition of Reserves	154,300	332,947	62,948
Divestiture of Reserves	—	(13,589)	(1,094)
Other	(71,570)	28,790	(14,142)
Balance, end of period	$1,235,926	$774,351	$195,583